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                                                                   Exhibit 10.28

                             ASSIGNMENT OF CONTRACT


     THIS ASSIGNMENT OF CONTRACT (hereinafter referred to as this "Assignment") is made this 10th day of December, 1995 by Buckley Shuler Properties, Inc. (hereinafter referred to as "Assignor") to and in favor of Springvest Associates, Limited Partnership (hereinafter referred to as "Assignee").

                         W I T N E S S E T H   T H A T

     WHEREAS, Assignor made and entered into that certain Agreement for the Sale of Property with Harry's Farmers Market, Inc. (hereinafter collectively referred to as "Seller") (hereinafter referred to as the "Contract"), a copy of which Contract is attached hereto as Exhibit "A" and incorporated herein by this
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reference, for the purchase and sale of certain improved real property described in the Contract (hereinafter referred to as the "Property");

     NOW, THEREFORE, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, Assignor hereby assigns, conveys, and sets over unto Assignee all of Assignor's right, title, and interest, if any, in and to the Contract and the Property under and pursuant to the Contract.

     Assignor hereby represents and warrants that the Contract has not been modified or amended and is in full force and effect; that Assignor has full power and authority to make and perform this Assignment; that this Assignment is valid, binding and enforceable in accordance with its terms with or without the consent or approval of Seller; that Assignor has not heretofore assigned, transferred, sold, conveyed, pledged, mortgaged, or encumbered, in any manner or way, its rights in and to the Contract and the Property; that Assignor is not in default under the Contract and knows of no default on the part of any other party to the Contract; and that Assignor has not done or omitted to do any act so as to be estopped from exercising any of Assignor's rights under the Contract. Assignor hereby covenants and agrees that Assignor will give prompt notice to Assignee of any claim of default under the Contract given to or by Assignor, with a complete copy or statement of any information submitted or referenced in support of such claim. Upon request of Assignee, Assignor shall deliver to Assignee any and all materials received by Assignor from Seller or others under and pursuant to the Contract.
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     IN WITNESS WHEREOF, the Assignor has signed and sealed this Assignment as of the date first above written.


                                 ASSIGNOR:


                                 Buckley Shuler Properties, Inc.


                                 By:
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                                 Its:
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                                                 [Corporate Seal]

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